Exhibit 99.1

Press Release

PURCHASE, New York -- PepsiCo (NYSE: PEP) today said the assertion in the French magazine Challenges that PepsiCo had “built up a stake of about 3% in Group Danone” was untrue.

“Our practice is not to comment on rumors or speculation about our company or its portfolio of businesses, and we will have no further comment,” said PepsiCo spokesperson Mark Dollins.